    As filed with the Securities and Exchange Commission on December 8, 1999
                                                    Securities Act File No. 333-
                                            Investment Company Act File No. 811-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                         THE SECURITIES ACT OF 1933         |X|
                         PRE-EFFECTIVE AMENDMENT NO.        |_|
                        POST-EFFECTIVE AMENDMENT NO.        |_|
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                     THE INVESTMENT COMPANY ACT OF 1940     |X|
                                AMENDMENT NO.               |_|
                        (CHECK APPROPRIATE BOX OR BOXES)
                                   ----------
                               VENUS SERIES TRUST
             (Exact Name of Registrant as Specified in its Charter)

                         186 LINCOLN STREET, SUITE #300
                           BOSTON, MASSACHUSETTS 02111
                    (Address of Principal Executive Offices)
                                 (617) 423-1901
              (Registrant's Telephone Number, including Area Code)

                                 VIKAS MEHROTRA
                         VENUS CAPITAL MANAGEMENT, INC.
                         186 LINCOLN STREET, SUITE #300
                           BOSTON, MASSACHUSETTS 02111
                     (Name and address of agent for service)
                                   ----------
                                   COPIES TO:
                               HARSHA MURTHY, ESQ.
                             DUVAL & STACHENFELD LLP
                              300 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017
                                   ----------

Approximate date of proposed public offering: As soon as practical after the effective date of the Registration
                                              Statement.

Registrant declares that it is registering an indefinite number or amount of its securities by this Registration Statement.

                                   ----------
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INFORMATION CONTAINED IN THIS PROSPECTUS IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.


                  SUBJECT TO COMPLETION, DATED DECEMBER 8, 1999
                                   E[GRAPHIC]
                            THE INDIA TECHNOLOGY FUND

The India Technology Fund (the "Fund") is a stock portfolio of Venus Series Trust, an open-end management investment company (the "Trust"). The Fund is a non-diversified fund having the primary investment objective of obtaining long-term capital appreciation by investing in securities of Indian technology companies

This Prospectus sets forth the information about the Fund that you, as a prospective investor, ought to know before investing in the Fund. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information is available upon request and without charge from the transfer agent of the Fund, Mutual Shareholder Services, LLC (the "Transfer Agent"), by calling toll-free at (877) 59-FUNDS (1-877-593-8637). The Statement of Additional Information may also be obtained at the SEC web site (http://www.sec.gov) or by calling 1-800-SEC-0330. The information contained in the Statement of Additional Information is hereby incorporated by reference into this Prospectus.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
           AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON
                THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                        REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter to Prospective Investors........     Performance.........................
Risk/Return Summary....................     How to Purchase Shares..............
Fee Table..............................     How to Sell and Redeem Shares.......
Investment Objective/                       Investment Management...............
     Principal Investment Strategies...     Distributions and Taxes.............
Risk Factors...........................     Distribution Plan...................

--------------------------------------------------------------------------------




                                   PROSPECTUS
                                 DECEMBER , 1999



                         INVESTMENT COMPANY ACT FILE NO.

    INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND TO RETAIN IT FOR FUTURE
                                   REFERENCE.

Dear Prospective Investor:

     Thank you for your interest in The India Technology Fund. The Fund was formed to capitalize on the growing Indian technology industry, particularly the software sector. We believe that the Fund offers U.S. investors a valuable opportunity to participate in the growing technology industry in India, where Indian laws often make it difficult for foreign individuals to make investments.

     Despite all of the problems of a developing economy, including political turmoil and market volatility, the GDP of India has grown an average of six percent annually over the last ten years, the Indian service industry has grown an average of 10% annually over the last six years, and the Indian software industry has grown an average of 55% annually over the last six years.* We believe that despite the risks inherent in investing in a developing economy, the Fund has an opportunity to attain long-term growth and capital appreciation.

     The Fund will be advised by Venus Capital Management, Inc., a registered investment adviser that has over five years of experience managing stock portfolios. Venus Capital is, among other things, currently managing a hedge fund that invests in Indian companies. We believe that because of Venus Capital's experience, the Fund is well positioned to capitalize on sound investment opportunities in India and to operate cost-effectively in effecting transactions in Indian securities.

     We urge you to read the Prospectus carefully before making any investment in the Fund.

                                         Sincerely,
                                         /s/ Vikas Mehrotra
                                         ------------------
                                         Vikas Mehrotra
                                         Chairman
                                         The India Technology Fund



----------
*Tata Economic Consulting Services; Centre for Monitoring the Indian Economy.

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The India Technology Fund is a stock portfolio of Venus Series Trust that seeks to obtain long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Although no assurance can be given that the Fund will achieve long-term capital appreciation, in order to meet such objective, the Fund's adviser will seek to invest at least 70% of the Fund's total assets in securities of Indian technology companies, including, without limitation, common and preferred stock, convertible debt and equity instruments, and securities traded outside of India and the U.S. represented by American Depository Receipts ("ADRs") and other similar receipts. It is anticipated that the Fund will commence investment activities upon capitalization of $1 million, which amount may include the Fund's initial capitalization of $500,000. For more information, see "Investment Objective/Principal Investment Strategies" below and the Statement of Additional Information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- The Fund is non-diversified, which may result in greater fluctuation in Fund share value than would be the case if the Fund was diversified.

- Because technologies continue to evolve, the Fund's success will depend on the ability of the companies in which it invests to adapt to this rapidly changing marketplace. There are no assurances that the companies in which the Fund invests will be able to adequately adapt their products and services to meet the needs of the changing marketplace.

- The value of Fund shares is sensitive to stock market volatility. If there is a decline in the value of exchange-listed stocks in the India, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. In addition, although stock values can rebound, there is no assurance that values will return to previous levels. Because securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States, Fund share values will be more volatile.

- The value of Fund shares may be affected by political, economic, fiscal, regulatory or other developments in India. These risks can be significant.

- Substantially less public information is available about Indian companies than U.S. companies. As a result, certain material disclosures may not be made by publicly traded companies in India and less information may be available to the Fund.

- India imposes certain foreign ownership limitations which, among other things, limit the amounts the Fund may invest in any one Indian company.

- Because the Fund invests predominantly in Indian securities, the value of Fund shares can be adversely affected by changes in the US dollar - Indian rupee exchange rate.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shareholders of the Fund may realize substantial losses by investing in the Fund.

NO SALES CHARGE

The Fund sells and redeems its shares at net asset value without any sales charges or redemption charges.

LIQUIDITY

The Fund continuously offers and redeems its shares at the net asset value next computed after receipt by the Transfer Agent of a purchase order or redemption request in proper form.

MINIMUM INVESTMENT

The minimum initial investment in the Fund is $1,000, with subsequent minimum investments of $100. Without your consent, the Fund has the right to redeem the shares held in your account and pay you the proceeds if, because of your prior redemptions, the value of your account drops below $1,000.

DIVIDENDS

The Fund intends to make distributions at least once annually to shareholders. Unless otherwise directed, all distributions will be automatically reinvested in additional shares of the Fund.

INVESTMENT ADVISER

Venus Capital Management, Inc. (the "Adviser") is the investment adviser for the Fund. The Adviser's annual fee will range from 0.0-5.0% of the Fund's net asset value, based on the Fund's performance. Mr. Vikas Mehrotra, Chairman of the Trust, is the president and sole stockholder of the Adviser. For more information, see "Investment Management" below.


                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees:                            if annual return is less than 10%           0.0%
                                            if annual return is between 10-20.99%       1.0%
                                            if annual return is between 20-29.99%       2.0%
                                            if annual return is between 30-39.99%       3.0%
                                            if annual return is between 40-49.99%       4.0%
                                            if annual return is above 50%               5.0%
Other Expenses*                                                                         0.5%
--------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*                                                   0.5 - 5.5%

--------------------
*    Based on estimated expenses for the fiscal year ending December 31, 2000.
* At this time, the Fund has not adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940; however, the Fund may in the future adopt such a plan and enter into a distribution and service agreement, in which case the fees incurred by the Fund under such agreement would be paid out of the Fund's assets on an on-going basis. Over time, such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
* If you request that the proceeds of a redemption be sent by wire transfer, you will be charged for the cost of such wire, which is $15.00 as of the date of this Prospectus (subject to change without notice).

The following example indicates the minimum/maximum expenses on a $1,000 investment in Fund shares, based on the performance of the Fund, and redemption at the end of each time period. The purpose of the following example is to assist you in understanding the various costs and expenses that you, as a shareholder of the Fund, will directly or indirectly bear, and to further assist you in comparing such costs and expenses with that of other mutual funds.

                 1 YEAR                                       3 YEARS
                 ------                                       -------

               $5.00-55.00                                 $16.00-174.25


              INVESTMENT OBJECTIVE/PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of the Fund is to obtain long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Although no assurance can be given that the Fund will achieve long-term capital appreciation, in order to meet such objective, the Adviser will seek to invest at least 70% of the Fund's total assets in Indian companies which have the following characteristics:

-    rapidly rising sales,

-    high earnings growth rates,

-    demonstrated superior long-term capital appreciation,

-    industry leaders, and

-    proven management teams.

The Fund will primarily invest in common and preferred stock, convertible debt and equity instruments, and securities traded outside of India and the U.S. represented by ADRs and other similar receipts. However, in furtherance of the Fund's investment objective, the Fund may also (i) invest in no-load money-market mutual funds, high-quality short-term debt securities and money-market instruments (such as repurchase agreements, commercial paper and certificates of deposit) (collectively, "money-market investments"); (ii) invest in put and call options and warrants; (iii) invest in futures contracts for the purchase or sale of specific securities, stock indexes, commodities, currencies or country indexes and (iv) engage in short sale transactions in securities listed on one or more worldwide securities exchanges, particularly in India, Luxembourg, London and the United States. For more information, see the Statement of Additional Information.

PORTFOLIO TURNOVER

The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as political, business and economic conditions and market prices may dictate and its investment policies may require. It is estimated that the portfolio turnover rate generally will not exceed 200%. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. However, the Fund expects to minimize these potential adverse effects of portfolio turnover through its use of discount brokers and through investment in a relatively small number of portfolio securities. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.

                                  RISK FACTORS

In addition to the other information contained in this Prospectus and the Statement of Additional Information, you should also carefully consider the following factors in evaluating an investment in the shares of the Fund, any of which could materially reduce the Fund's net asset value. The risks and uncertainties described below are not the only ones that could adversely affect your investment in shares of the Fund. Additional risks and uncertainties of which the Fund either is unaware or does not deem material at this time could materially reduce the Fund's net asset value.

NON-DIVERSIFIED FUND

The Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers. The Fund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"). The Fund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which imposes diversification requirements on the Fund that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act. The Fund reserves the right to become a "diversified fund" by limiting the investments in which more than 5% of its total assets are invested.

INVESTMENT IN THE TECHNOLOGY SECTOR

The Fund plans to invest primarily in the equity securities of Indian technology companies. The value of the shares of the Fund may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risks faced by technology companies include:

- rapidly changing technologies and products that may quickly become obsolete;

- exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals;

- cyclical patterns in information technology spending which may result in inventory write-offs;

- scarcity of management, engineering and marketing personnel with appropriate technological training;

-    the possibility of lawsuits related to technological patents; and

- changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky).

There are no assurances that the companies in which the Fund invests will be able to adequately adapt their products and services to meet the needs of the changing marketplace.

POLITICAL AND ECONOMIC INSTABILITY

The value of the Fund shares may be adversely affected by political, economic, social and religious factors, changes in the laws or regulations of India and the status of the relations of India with other countries. Furthermore, the Indian government exercises significant influence over many aspects of the Indian economy, which could affect private sector companies and the Fund, market conditions and prices and yields of securities in the Fund's portfolio.

Religious and ethnic unrest persists in India. In recent years, India has experienced considerable sectarian tension between Hindus and Muslims, marked by periodic violence. In addition, separatist movements have been ongoing in several states for a number of years. Political extremists have been responsible for assassinating two of India's Prime Ministers in the past ten years. Notwithstanding such conflicts, India has experienced orderly governmental transitions. India's relations with neighboring countries historically have been tense.

The Indian government generally exercises substantial involvement in its economy. From 1947 to the mid - 1980's, India maintained predominantly socialist economic policies with a high level of state ownership and bureaucratic intervention. Since the mid-1980's, India has adopted more liberal and free-market economic policies. Despite these reforms, a large portion of industry and the financial system remains under state control of or is subsidized by the government. There can be no assurance that the Indian government will continue to pursue liberal and free-market economic policies or, if it does, that such policies will be successful. A return to more socialist policies could adversely affect the Fund's investments in securities of Indian companies.

SECURITIES MARKET CHARACTERISTICS

The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. Physical delivery of securities in small lots generally has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. The Fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets may be impaired.

The Indian securities markets are fragmented, substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many Indian companies may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers may represent a disproportionately large percentage of market capitalization and trading.

Anticipation by market participants of the initial offering period, and offering of other investment funds seeking to invest in securities of Indian companies, may increase demand for such securities and may adversely influence the prices paid by the Fund in purchasing securities for its portfolio. The limited liquidity of the securities markets of India may affect the Fund's ability to acquire or dispose of securities at the price and time it desires.

FINANCIAL DISCLOSURE AND REGULATORY MATTERS

Substantially less public information is available about Indian companies than U.S. companies. The disclosure and regulatory standards applicable to Indian companies are in many respects less stringent than U.S. standards, and issuers are subject to accounting, auditing and financial standards requirements that are less rigorous than those applicable to U.S. issuers. As a result, certain material disclosures may not be made by publicly traded companies in India and less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to listed securities of U.S. issuers. This lack of available information may be an even greater consideration in the event that the Fund invests in unlisted securities. There is also substantially less regulation of the securities markets in India and substantially less enforcement of regulatory provisions relating thereto than in the United States. Indian stock exchanges were subject to occasional suspensions of trading in June and July 1992 and more recently in March 1995 in connection with a governmental investigation of allegations of significant financial fraud involving manipulative trading practices.

RESTRICTIONS ON INVESTMENTS BY FOREIGN INSTITUTIONAL INVESTORS

The guidelines set forth by the Securities and Exchange Board of India ("SEBI") under which investors, such as the Fund, may invest directly in Indian equity securities are new and evolving. Under the existing guideline that apply to foreign institutional investors ("FIIs"), no FII or a client of an FII (including the Fund) may hold more than five percent of the total issued capital of any Indian company. In addition, portfolio investments by all non-residents as a group, including those of all FIIs and their clients, may not exceed 30 percent of the issued share capital of any Indian company. Furthermore, all the clients of an FII, including the clients of any affiliated entity of such FII, may not, in the aggregate, hold more than 30 percent of their total investments in listed debt securities of Indian issuers.

At present, FIIs are permitted to invest in India only in securities that are listed or to be listed on an Indian stock exchange or an approved over-the-counter exchange. Due to the foregoing, the ability of the Fund to invest in certain companies may be restricted. Under current guidelines, FIIs and their clients may freely remit and convert into Indian rupees, amounts for investment into India and convert into US dollars and repatriate capital, income and gains from India. There can be no assurance that these guidelines will not be amended, clarified, interpreted by judicial or administrative ruling or superseded in such a way that may adversely affect the Fund.

Although the Fund intends to initially qualify as a sub-account holder of an FII, failure of the Fund to so qualify may jeopardize the Fund's operational ability to function and invest in India.

FLUCTUATIONS IN CURRENCY EXCHANGE RATES

The values of foreign investments are generally affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (the United States or abroad), or changed circumstances in dealings between nations. Because investment in Indian companies will usually involve Indian currency, the value of the assets of the Fund as measured by US dollars may be adversely affected by changes in the Indian rupee-US dollar exchange rate. Such exchange rate may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. In addition, costs are incurred in connection with conversion between the Indian rupee and US dollar.

FOREIGN EXCHANGE RISK

The Fund's assets will be invested in securities primarily quoted or denominated in Indian rupees. Accordingly, a change in the value of the Indian rupee against the US dollar will result in a corresponding change in the US dollar value of the Fund's assets quoted or denominated in Indian rupees as well as the US dollar equivalent of dividends distributed in Indian rupees by Indian companies and of capital gains realized by the Fund on a sale of such assets. In addition, if the exchange rate of the Indian rupee against the US dollar declines between the time the Fund incurs expenses in US dollars and the time such expenses are paid, the amount of Indian rupees required to be converted into US dollars in order to pay expenses in US dollars will be greater than the equivalent amount in such currency of such expenses at the time they are incurred.

EXCHANGE CONTROL

The ability of the Fund to exchange Indian rupees into US dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to regulation by the Reserve Bank of India under the Foreign Exchange Regulation Act. Under the FII guidelines as currently in effect, necessary action to establish bank and custodial accounts, convert currency and repatriate capital and income on behalf of the Fund has been taken. There can be no assurance that the Government of India in the future will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.

DELAY IN SECURITIES SETTLEMENT

In the past, Indian stock exchanges have been subject to repeated closure, including a closure for nine days in December 1993 due to a broker's strike. Recently, the Mumbai Stock Exchange was closed for 3 days due to suspected default in payment by a broker. There can be no assurance that such closures will not recur. The stock markets in India generally have settlement mechanisms that are less developed and less reliable than those in more mature markets. Recent increases in the volume of securities transactions, particularly those involving FIIs approved by SEBI to invest in Indian securities generally have strained the capacity of the settlement system and of custodial banks in India. As a result of weaknesses in the settlement system, the Fund may experience delays or other material difficulties in settling transactions effected in the securities market of India which could adversely affect the Fund's net asset value, the market price of the shares of the Fund's portfolio companies, the ability of the Fund to effect portfolio transactions and the ability of the Fund to obtain liquid capital to effect redemptions.

RISKS ASSOCIATED WITH CERTAIN INVESTMENT PRACTICES

- Use of put and call options could result in losses to the Fund, from the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

- Currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

- Losses resulting from the use of hedging will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging had not been used.

- Use of equity warrants and interest warrants could result in a greater volatility in the Fund's net asset value and in sudden losses for the Fund. On the other hand, because the warrant is a "geared" investment, the potential for capital gain is correspondingly greater. Investors must be aware of, and should be prepared to, accept those risks.

- The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the futures contracts will be greater than gains in the value of the Fund's position.

- When the Adviser anticipates that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the costs of the borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited since it is directly tied to the maximum attainable price of the security less the price at which the security was sold. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund's net assets.

CONFLICTS OF INTEREST

Certain situations may arise where the Adviser or one of its affiliates could encounter a conflict of interest with the Fund. Conflicts of interest could arise because the Adviser and/or its affiliates may invest, directly or indirectly, or manage or advise other investment funds or accounts that invest in assets that may also be purchased by the Fund and neither the Adviser nor any of its affiliates are under any obligation to offer to the Fund, or inform the Fund of any investment opportunities of which they become aware.

ENFORCEABILITY OF JUDGMENTS

Because the laws of India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States, if may be more difficult to obtain a judgment in the courts of India than it is in the United States.

YEAR 2000

Like most mutual funds, the Fund relies on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and, as a consequence, computer malfunctions will occur. The Fund is taking steps that it believes is reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund or shareholders. The Year 2000 concern may also adversely impact issuers of securities held by the Fund and the market on which these securities trade, and may be more difficult to address in India where access to advanced technology may be limited. The foregoing statement is subject to the Year 2000 Information and Readiness Disclosure Act, which may protect the Fund from liability arising from the Year 2000 concern.


                                   PERFORMANCE

From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in the Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results.

Performance may be compared to well-known indices such as the S&P 500 Index or IFC India Index or BSE India Index. Also, the Fund may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.


                             HOW TO PURCHASE SHARES

Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of the Board of Trustees.

SHAREHOLDERS ACCOUNTS

When you invest in the Fund, the Transfer Agent will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless you instruct the Transfer Agent that you would like your distributions in cash. The Fund will not issue share certificates evidencing shares of the Fund. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. You will be notified of the status of your account following each purchase or sale transaction.

INITIAL PURCHASE

The initial purchase may be made by check or by wire in the following manner:

- BY CHECK. You should complete and sign the account application which accompanies this Prospectus, and send it along with a check for the initial investment payable to the India Technology Fund to the Transfer Agent at:

                           Mutual Shareholder Services, LLC
                           1301 E. 9th Street, Suite 1005
                           Cleveland, Ohio 44114

- BY WIRE. In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to:

                           Fifth Third Bank
                           Cincinnati, Ohio
                           ABA # 042000314
                           Account # [Account Number]
                           f/b/o India Technology Fund

Your bank may charge a fee for the wire transfer of funds, which is your responsibility. Your name and account number should also be provided.

- THROUGH BROKERS. The Fund may be made available through the network of brokers such as Charles Schwab and Fidelity. However, you will need to check with the broker if the marketing agreement is in place between the Fund and the broker so that you can invest in the Fund.

SUBSEQUENT PURCHASES

You may make additional purchases in the following manner:

- BY CHECK. You should mail a check made payable to the India Technology Fund, along with the stub from a previous purchase or sale confirmation, to the Transfer Agent.

- BY WIRE. Funds may be wired by following the previously stated instructions for an initial purchase.

- BY TELEPHONE. In order to make telephone purchases, you must first complete a Telephone Purchase Authorization Form which is available from the Fund. Once the completed authorization form has been received, you may make telephone purchases by calling the Transfer Agent at (877) 59-FUNDS (1-877-593-8637). An order confirmation will be mailed to you. You payment must be received within three business days of the date that the purchase is made. If your payment is not received within three business days, the Fund reserves the right to redeem such shares purchased by telephone, and if such redemption results in a loss to the Fund, the Fund has the right to redeem sufficient additional shares from your account to reimburse the Fund for any such loss. Payment for purchases made by telephone may be made by check or by wire to the aforementioned address and wiring instructions. This telephone purchase option may be discontinued without notice.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan permits you to purchase shares of the Fund at monthly intervals; provided that your bank allows automatic withdrawals. At your option, the bank account that you designate will be debited by an amount that you specify, and such funds will be used to purchase shares of the Fund on a monthly basis. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Should you desire participating in the Automatic Investment Plan, you should call the Transfer Agent at (877) 59-FUNDS (1-877-593-8637) or the Fund at (617) 423-1901
to obtain the appropriate forms. The Automatic

Investment Plan does not assure a profit and does not protect against loss in declining markets. You may terminate your participation with the Automatic Investment Plan at any time by notifying the Transfer Agent.

PRICE OF SHARES

The price paid for Fund shares is the net asset value per share of the Fund determined after the Transfer Agent has received properly identified funds for purchase, except that the price for shares purchased by telephone is the net asset value per share determined after receipt of telephone purchase instructions. Net asset value per share is computed for the Fund as of the close of business (currently 4:00 P.M., Eastern Standard Time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to materially affect the net asset value of the Fund shares. Net asset value of the Fund is determined by calculating the total value of all portfolio securities, cash, other assets held by the Fund, and interest and dividends accrued and subtracting from that amount all liabilities, including accrued expenses. The net asset value of the Fund is divided by the total number of shares outstanding to determine the net asset value of each share.

For purposes of computing the net asset value per share, securities listed on a securities exchange in India or a relevant exchange overseas will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees. Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair value of short-term securities with maturities of 60 days or less shall be their amortized cost. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.

OTHER INFORMATION CONCERNING PURCHASE OF SHARES

The Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or cashier's or certified check.


                          HOW TO SELL AND REDEEM SHARES

All shares of the Fund offered for redemption will be redeemed at the net asset value per share of the Fund determined after receipt of the redemption request, if in compliance with the requirements described in this section, by the Transfer Agent. Because the net asset value of Fund shares will fluctuate as a result of changes in the market value of the Fund's portfolio securities, the amount you receive upon redemption may be more or less than the amount you paid for such Fund shares being redeemed. Redemption proceeds will be mailed to your registered address of record or, if the redemption proceeds are $5,000 or more, may be transmitted by wire, upon your written request to the Transfer Agent, to your pre-designated account at a domestic bank. You will be charged for the cost of such wire transfer. If Fund shares purchased by check are being redeemed, such redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, you provide payment by certified or cashier's check or by wire transfer.

REDEMPTION BY MAIL

Shares may be redeemed by mail or by writing directly to the Transfer Agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed, and must include your account number. If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration form. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor.

A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. If you are in doubt as to what documents are required, you should contact the Transfer Agent at (877) 59-FUNDS (1-877-593-8637).

REDEMPTION BY TELEPHONE

Shares may be redeemed by telephone by calling the Transfer Agent at
(877) 59-FUNDS (1-877-593-8637) or the Fund at (617) 423-1901 on any day the New
York Stock Exchange is open for trading. An election to redeem by telephone must be made on the account application or on other forms prescribed by the Fund which may also be obtained by calling the Transfer Agent. This Prospectus has a form for you to supply your own four digit identification number which must be given upon request for redemption. The Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believed to be genuine. If the Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and the Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

OTHER INFORMATION CONCERNING REDEMPTION

The Fund reserves the right to take up to twenty one days to make payment if, in the judgment of the Adviser, the Fund could be affected adversely by immediate payment. In addition, the right of redemption for the Fund may be suspended or the date of payment postponed (a) for any period during which stock exchanges in India are closed (other than for customary weekend and holiday closings),
(b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of shareholders.

Due to the high cost of maintaining accounts, the Fund has the right to redeem, upon not less than 30 days written notice, all of your shares of the Fund if, through prior redemptions, your account has a net asset value of less than $1,000. You will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring your account up to the applicable minimum before the redemption is processed.

AUTOMATIC WITHDRAWAL PLAN

If you who own shares of the Fund valued at $15,000 or more, you may elect to receive a monthly or quarterly check (or direct deposit to your checking account) in a stated amount (minimum amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If your withdrawal payments exceed your reinvested dividends and distributions, your shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by you or the Fund. Costs associated with the withdrawal plan are borne by the Fund. Additional information regarding the Automatic Withdrawal Plan may be obtained by calling the Transfer Agent at (877) 59-FUNDS (1-877-593-8637) or the Fund at (617) 423-1901.


                              INVESTMENT MANAGEMENT

INVESTMENT ADVISER

The Fund's investment adviser is Venus Capital Management, Inc., an investment management firm founded in 1994. The Adviser is registered under the Investment Advisers Act of 1940. The Adviser has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the SEC or any other government agency. As compensation for the Adviser's services to the Fund, the Adviser receives an annual fee of 0.0-5.0% of the Fund's net asset value. The fee is paid monthly and calculated on the basis of the Fund's average net asset value for such month. Subject to the supervision and direction of the Board of Trustees, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, the Adviser or its affiliates furnishes office facilities and administrative services necessary to perform its duties, pays the salaries of any officers or employees who are employed by both it and the Fund and, subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of the Fund.

PORTFOLIO MANAGER

Mr. Vik Mehrotra is the person primarily responsible for the management of the portfolio of the Fund. Mr. Mehrotra has over nine years of experience in managing portfolios. Mr. Mehrotra is registered with the SEC as an investment adviser and has also obtained the National Association of Securities Dealers' series 7, 63, 3 and 65 licenses. Mr. Mehrotra received his Masters in Business Administration degree in 1991 from the Rochester Institute of Technology, Rochester, New York, with specialization in finance and investment management. Since April 1999, Mr. Mehrotra has worked as a broker for Wall Street Electronica. Inc. In addition, Mr. Mehrotra worked as a stock broker with Paine Webber, from June 1991 to February 1994. After leaving Paine Webber, Mr. Mehrotra was a broker at Lombard Securities, Baltimore, Maryland from January 1994 to April 1999.

Since 1994, Mr. Mehrotra has worked with VLS Finance, Ltd., an investment bank in India, where he (i) has established its equities research department, (ii) is responsible for recruiting analysts, traders and fund managers for VLS Finance, and (iii) developed a 200 selection criteria process (150 quantitative and 50 qualitative) for investing in equities in Indian companies. Since March 1996, Mr. Mehrotra has managed the Iris India Fund, a broad-based India fund, which has had the following returns:

   PERIOD                                                       IRIS INDIA FUND        BSE INDIA INDEX
   ------                                                       ---------------        ---------------

   1999 Year to Date                                                74.35%                 48.53%
   12 Months Ending November 6, 1999                                81.99%                 57.66%
   24 Months Ending November 6, 1999                                70.11%                  8.09%
   36 Months Ending November 6, 1999                                91.80%                 30.10%
   Since Inception (March 1, 1996 to November 6, 1999)               39.1%                 13.19%


                             DISTRIBUTIONS AND TAXES

The Fund will declare and pay, at least annually, distributions of substantially all of its net investment income, if any, earned during the year from investments, and will distribute net realized capital gains, if any, once each year. All distributions will be reinvested automatically at net asset value in additional shares of the Fund unless you elect to receive distributions in cash. For federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

The Fund generally intends to operate in a manner such that it will not be liable for federal income tax.

The Fund's distributions of net income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain generally are taxable to you as long-term capital gain. The Fund's distributions also may be subject to certain state and local taxes.

If you buy shares just before the Fund deducts a distribution from its [net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Investment income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. The Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to its shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. For further information, please see the Statement of Additional Information.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of distributions paid during the year.

Consult your personal tax adviser about the tax consequences of an investment in the Fund in your particular circumstances.


                                DISTRIBUTION PLAN

At this time, the Fund has not adopted a distribution plan or entered into any agreement with a distributor; however, once the Fund has a net asset value in excess of $5,000,000, the Fund intends to adopt a distribution plan under Rule 12b-1 of the 1940 Act and enter into a distribution and service agreement ("Distribution and Services Agreement"). If the Fund enters into a Distribution and Services Agreement, the fees incurred by the Fund under such agreement would be paid out of the Fund's assets on an on-going basis. Over time, such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.





        SHAREHOLDER INQUIRIES SHOULD BE DIRECTED TO THE SECRETARY OF THE
           TRUST AT 186 LINCOLN STREET, SUITE # 300, BOSTON, MA 02111

                               VENUS SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 8, 1999

                               186 Lincoln Street
                                   Suite # 300
                                Boston, MA 02111
                                 (617) 423-1901


The India Technology Fund (the "Fund") is a stock portfolio of Venus Series Trust, an open-end management investment company (the "Trust"). The Fund is a non-diversified fund having the primary investment objective of obtaining long-term capital appreciation by investing in securities of Indian technology companies. It is anticipated that the Fund will commence investment activities upon capitalization of $1 million (which amount may include the Fund's initial capitalization of $500,000.

This Statement of Additional Information relating to the Fund is not a prospectus and should be read in conjunction with the Fund's prospectus. A copy of the Fund's prospectus can be obtained from Mutual Shareholder Services, LLC (the "Transfer Agent"), 1301 E. 9th Street, Suite 1005, Cleveland, Ohio 44114,
(877) 59-FUNDS (1-877-593-8637) or from the Fund at (617) 423-1901. The prospectus to which this Statement of Additional Information relates is dated the same date as this Statement of Additional Information and is hereby incorporated by reference.



                                TABLE OF CONTENTS


                                                                          PAGE

Fund History..................................................................
Description of the Fund, its Investments and Risks............................
Fundamental Investment Policies...............................................
Management of the Fund........................................................
Compensation Table............................................................
Ownership of Shares...........................................................
Investment Advisory and Other Services........................................
Portfolio Transactions........................................................
Capital Stock and Other Securities............................................
Purchase, Redemption and Pricing of Securities Being Offered..................
Taxation of the Fund..........................................................
Financial Statements..........................................................

                                  FUND HISTORY

The Fund is a non-diversified portfolio of the Trust. The Trust is an open-end management investment company, organized as a business trust under the laws of the State of Delaware by Certificate of Trust, dated as of November 8, 1999 and by the Declaration of Trust, dated as of November 8, 1999 (the "Declaration of Trust").


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Although the Fund will primarily invest in common and preferred stock, convertible debt and equity instruments, and securities traded outside of India and the U.S. represented by ADRs and other similar receipts (all of which are described in the Fund's prospectus), the Fund may also, in furtherance of the Fund's investment objective, invest, trade or engage in the securities or investment activities described below.

- MONEY-MARKET INVESTMENTS. The Fund may invest in no-load money-market mutual funds, high-quality short-term debt securities and money-market instruments (such as repurchase agreements, commercial paper and certificates of deposit) (collectively, "money-market investments"), when and to the extent deemed advisable by the Fund's adviser, Venus Capital Management, Inc. (the "Adviser"). An investment by the Fund in money-market investments may involve some duplication of advisory fees and other expenses.

- OPTIONS. The Fund may invest in put and call options for which the Fund pays a premium (cost of option), and the Fund may buy or sell such options, exercise such options, or permit such options to expire, in each case, when and to the extent deemed advisable by the Adviser. The Fund may suffer a total loss from its investment in options.

- WARRANTS. When and to the extent deemed advisable by the Adviser, the Fund may invest in warrants, which are options to purchase a specified security at a specified price (usually representing a premium over the applicable market value of the underlying security at the time of the warrant's issuance) and usually during a specified period of time.

- FUTURES CONTRACTS. The Fund may invest in futures contracts for the purchase or sale of specific securities, stock indexes, commodities, currencies or country indexes, when and to the extent deemed advisable by the Adviser. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date.

- SHORT SALES. The Fund may engage in short sale transactions in securities listed on one or more worldwide securities exchanges, particularly in India, Luxembourg, London and the United States, when and to the extent deemed advisable by the Adviser. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace such borrowed securities at whatever price such securities may be at the time the Fund purchases such securities for delivery to the lender.

     Since short selling can result in profits when stock prices generally decline, the Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of a mutual fund that does not engage in short sales. The Fund may make short sales "against the box", i.e., sales made when the Fund owns securities identical to those sold short.

See "Investment Objective and Principal Investment Strategies" and "Risk Factors" in the Fund's prospectus.

                         FUNDAMENTAL INVESTMENT POLICIES

The following policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders holding a majority of the Fund's outstanding shares. The phrase "a majority of the Fund's outstanding shares," when used in this Statement of Additional Information, means the lesser of (i) 67% or more of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy and (ii) more than 50% of the outstanding voting shares.

- LIMITATIONS OF INVESTMENTS IN A SINGLE COMPANY. The Fund may not invest more than 25% of the value of the Fund's total assets in a single issuer (other than cash, money-market investments or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

- RESTRICTIONS ON LENDING. The Fund may not lend money or securities; provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with the Fund's objective and policies are not prohibited.

- RESTRICTIONS ON BORROWING. The Fund may not borrow money except for temporary or emergency purposes from banks (but not for the purpose of making investments) and then only in an amount not to exceed 50% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

- RESTRICTIONS ON COMMODITIES TRADING. The Fund may not invest more than 35% of the Fund's net assets in commodities or commodity futures contracts.

- RESTRICTIONS ON PURCHASE AND SALE OF REAL ESTATE. The Fund may not invest more than 35% of the Fund's net assets in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

- RESTRICTIONS ON UNDERWRITING. The Fund may not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of portfolio securities.

- RESTRICTIONS ON ISSUANCE OF SENIOR SECURITIES. The Fund may not issue senior securities, as such term is defined in the Securities Act.

Changes in values in any of the Fund's investments, or the assets of the Fund as a whole, will not cause a violation of any percentage-based investment restriction so long as such percentage restriction was observed by the Fund at the time the Fund made such investment.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Trust and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Trust and its beneficiaries, which include the shareholders of the Fund.

The Board of Trustees consists of Mr. Vikas Mehrotra, Mr. John Gutfreund and Mr. Frank Bonsal. Messrs. Gutfreund and Bonsal have no affiliation or business connection with the Adviser or any of the Adviser's affiliated persons. Mr. Mehrotra is the president and sole stockholder of the Adviser.

The business and affairs of the Fund are managed under the direction of the Board of Trustees, as required by Delaware law. The day-to-day operations of the Fund are conducted through or under the direction of its officers. By virtue of the responsibilities assumed by the Adviser as investment adviser, all of the Fund's officers are officers and employees of the Adviser.

The following table provides biographical information with respect to each current Trustee and officer of the Trust. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk.

NAME AND ADDRESS** (AGE)           POSITION WITH FUND     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------           ------------------     --------------------------------------------

Vikas Mehrotra* (31)               President and Trustee  (Since 1994) President and Director, Venus Capital
                                                          Management, Inc., a registered investment adviser;
                                                          principal, VLS Finance, Ltd., an investment bank in India;
                                                          (since 1996) manager, Iris India Fund; (since April 1999)
                                                          broker, Wall Street Electronica; (1991-1994) stock broker,
                                                          Paine Webber; (1994-1999) broker, Lombard Securities,
                                                          Baltimore, Maryland.
John Gutfreund (70)                Trustee                (Since 199_) President, Gutfreund & Company, Inc., a New
                                                          York based financial consulting firm; (Since 199_) Director of FreshPoint America, Inc., Foamex International, Inc.,
                                                          Baldwin Piano and Organ Co., LCA Vision, Inc., Command
                                                          Security Corp, Ascent Assurance, Inc., and The Universal Bond
                                                          Fund; (1981-1991) Chairman and Chief Executive Officer of
                                                          Salomon Brothers; (1985-1987) Vice Chairman, The New York
                                                          Stock Exchange.
Frank Bonsal (   )                 Trustee                (Since 1994) Founder, New Enterprise Associate.

--------------------

* "Interested" Trustee, as defined in the 1940 Act, by reason of his affiliation with the Adviser.

** The address of each Trustee and officer is c/o Venus Series Trust, 186 Lincoln Street, Suite #300, Boston, MA 02111.

No officer, director or employee of the Adviser receives any compensation from the Trust for serving as an officer or Trustee. Each Trustee who is not an officer, director or employee of the Adviser or any affiliate will receive from the Fund a fee of $125 for each Board or shareholders meeting attended. The estimated fees payable to the Trustees for the current fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:


                               COMPENSATION TABLE


                                                                     AGGREGATE
 NAME OF TRUSTEE                                              COMPENSATION FROM FUND
 ---------------                                              ----------------------

 Vik Mehrotra.........................................................    $0
 John Gutfreund.......................................................    $0
 Frank Bonsal.........................................................    $0


                               OWNERSHIP OF SHARES

As of December 8, 1999, all of the outstanding shares of the Fund were beneficially owned by the Adviser and its affiliates. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund shares may be deemed a "control person" (as defined in the 1940 Act) of the Fund. The Adviser is controlled by Mr. Mehrotra, the Chairman and Trustee of the Fund, and president and sole stockholder of the Adviser.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Adviser has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the Securities and Exchange Commission (the "SEC") or any other governmental agency.

As compensation for the Adviser's services rendered to the Fund, the Fund pays a fee, computed and apportioned daily and paid quarterly, at an annual rate of 0.0-0.5% of the average value of the Fund's daily net assets.

The Adviser acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated December __, 1999 (the "Advisory Agreement"). Subject to the supervision and direction of the Board of Trustees, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, the Adviser furnishes office facilities and clerical and administrative services and subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of the Fund, including the provision of personnel for record keeping, the preparation of governmental reports and responding to shareholder communications.

Other expenses are borne by the Fund and include brokerage fees and commissions, fees of Trustees not affiliated with the Adviser, expenses of registration of the Trust and of the shares of the Fund with the SEC and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and Fund shareholder meetings.

The Advisory Agreement is subject to annual approval by (i) the Board of Trustees or (ii) vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons," voted to approve the Advisory Agreement at a meeting held on December __, 1999. The Advisory Agreement is terminable without penalty, on not less than 60 days' notice, by the Board of Trustees or by vote of the holders of a majority of the Fund's shares or, upon not less than 90 days' notice, by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment.

TRANSFER AGENT

The Fund has entered into a Transfer Agent Agreement ("Transfer Agent Agreement") with Mutual Shareholder Services, LLC (the "Transfer Agent"), pursuant to which the Transfer Agent has agreed to act as the Fund's transfer, redemption and dividend disbursing agent. As such, the Transfer Agent maintains the Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, the Fund pays the Transfer Agent an annual fee, paid monthly, equal to $9.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state's securities laws, plus out-of-pocket expenses. The Trust reserves the right to change its transfer, redemption and dividend distributing agent at any time, subject to the terms of the Transfer Agent Agreement.

CUSTODIAN

The Fund has entered into a Custodian Agreement ("Custodian Agreement") with Deutsche Bank, New Delhi and New York, pursuant to which Deutsche Bank will hold all securities and cash of the Fund, deliver and receive payment for securities sold, receive and pay for securities purchased, collect income from investments and perform other duties, all as directed by officers of the Fund. Deutsche Bank will not exercise any supervisory function over the purchase and sale of securities or the payment of distributions to shareholders. The Fund reserves the right to change its custodian at any time, subject to the terms of the Custodian Agreement.

AUDITORS

KPMG, New Delhi, India and New York, has been selected as auditors for the Fund. In such capacity, KPMG periodically reviews the accounting and financial records of the Fund and examines its financial statements.

COUNSEL

Duval & Stachenfeld LLP, based in New York, New York, is legal counsel to the Fund.


                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser. Portfolio security transactions for the Fund are effected by or under the supervision of the Adviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

In executing portfolio transactions and selecting brokers and dealers, it is the Fund's policy to seek the best overall terms available. The Advisory Agreement provides that, in assessing the best overall terms available for any transaction, the Adviser shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

The Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Adviser's fee under the Advisory Agreement is not reduced by reason of the Adviser's receiving such brokerage and research services.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Fund may also be made by those other accounts. When the Fund and one or more accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.


                       CAPITAL STOCK AND OTHER SECURITIES

The Declaration of Trust provides for an unlimited number of authorized shares, which may, without shareholder approval, be divided into an unlimited number of series of such shares. There presently is only one series of shares, which are the Fund shares. Each Fund share represents an equal proportionate interest in the Fund with other Fund shares, and is entitled to such dividends and distributions out of the Fund's income as are declared at the discretion of the Board of Trustees. All consideration received by the Trust for shares of the Fund and all assets in which such consideration is invested will belong to the Fund and will be subject to the liabilities relating thereto.

Shareholders are entitled to one vote per share on such matters as shareholders are entitled to vote. The laws of the State of Delaware, under which the Trust is organized, and the Trust's bylaws provide that the Fund is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Accordingly, the Fund will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders holding ___% of the Fund's voting shares do have the right to call a meeting of shareholders for the purpose of voting to remove one or more Trustees. The Fund will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the 1940 Act.

Upon issuance and sale in accordance with the terms of the Fund's prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights and are redeemable as set forth in the Fund's prospectus in the section titled "How to Sell and Redeem Shares." The Fund will not issue share certificates evidencing shares of the Fund. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.

The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

In order to provide the initial capital for the Fund, the Adviser and its affiliates have purchased a total of 50,000 Fund shares at $10.00 per share for an aggregate purchase price of $500,000. As long as the Adviser owns more than 25% of the Fund shares, it will be deemed to be in "control" of the Fund as that term is defined in the 1940 Act.


                            PURCHASE, REDEMPTION AND
                       PRICING OF SECURITIES BEING OFFERED

See "How To Purchase Shares" and "How To Sell and Redeem Shares" in the Fund's prospectus.


                              TAXATION OF THE FUND

The Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify continually as a regulated investment company under Subchapter M of the Code. Such qualification removes from the Fund any liability for federal income taxes upon the portion of its income distributed to shareholders and makes federal income tax upon such distributed income generated by the Fund's investments the sole responsibility of the shareholders. Continued qualification requires the Fund to distribute to its shareholders each year substantially all of its income and capital gains. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its calendar year net ordinary income, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 (or December 31 if elected by the Fund) of such year, and (3) 100% of any undistributed net ordinary income and net capital gains for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund will notify shareholders of the tax status of dividends and distributions.

If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be subject to corporate income taxes imposed at the Fund level, and all distributions from earnings and profits, including distributions of net capital gain (i.e., the excess, if any, of net long-term capital gain over net short-term capital loss), will be taxable to shareholders as ordinary income.

The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund.

Distributions of the Fund's net ordinary income and distributions of any net realized short-term capital gain will be taxable to shareholders as ordinary income. Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder, even though subject to income taxes. The Fund may also, from time to time, pay dividends in excess of net income and net realized capital gains. Any such excess dividends would constitute a non-taxable return of capital to the shareholder.

A distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss. Such gain or loss will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; and otherwise short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions made by reinvesting distributions would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Income received by the Fund may be subject to foreign income taxes, including withholding taxes. If, as is contemplated, more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable distributions actually received) such shareholder's pro rata share of foreign taxes paid by the Fund, (ii) treat such shareholder's pro rata share of such foreign taxes as having been paid by such shareholder, and (iii) either deduct such pro rata share of foreign taxes in computing such shareholder's taxable income or treat such foreign taxes as a credit against federal income taxes. Shareholders which are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a distribution received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

In accordance with the Code, the Fund may be required to withhold a portion of dividends or redemptions or capital gains paid to a shareholder and remit such amount to the Internal Revenue Service if the shareholder fails to furnish the Fund with a correct taxpayer identification number, if the shareholder fails to supply the Fund with a tax identification number altogether, if the shareholder fails to make a required certification that the shareholder's taxpayer identification number is correct and that the shareholder is not subject to backup withholding, or if the Internal Revenue Service notifies the Fund to withhold a portion of such distributions from a shareholder's account. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income. In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.

PROSPECTIVE INVESTORS IN SHARES OF THE FUND ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.


                              FINANCIAL STATEMENTS

The Fund is a new fund without a prior operating history. Accordingly, financial statements are not available at this time. The Fund will provide financial statements within 90 days of the end of each fiscal year after the date of effectiveness.

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS.

a.   Declaration of Trust, dated as of November 8, 1999, of Venus Series Trust*

b.   By-Laws of Venus Series Trust*

c.   None

d. Investment Advisory Agreement, dated as of December __, 1999, between The India Technology Fund and Venus Series Trust*

e.   None

f.   None

g. Custody Agreement, dated as of December __, 1999, between Deutsche Bank and The India Technology Fund*

h.   None

i.   None

j.   Opinion of Duval & Stachenfeld LLP*

k.   None

l.   None

m. Subscription Agreement, dated as of December __, 1999, between Venus Capital Management, Inc. and Venus Series Trust*

n.   None

o.   None
----------
*    To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Mr. Vikas Mehrotra, the Chairman of the Trust, is the president and sole stockholder of the Adviser.

ITEM 25.  INDEMNIFICATION.

As permitted by Sections 17(h) and (i) of the 1940 Act and pursuant to Section ____ of the Declaration of Trust (Exhibit (a) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Section ___ of the Investment Advisory Agreement (Exhibit (d) to the Registration Statement) limits the liability of Venus Capital Management, Inc. to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

None.

ITEM 27.  PRINCIPAL UNDERWRITERS.

Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, at the Registrant's principal offices and with the Transfer Agent at 1301 East Ninth Street, Suite 1005, Cleveland, Ohio 44114, except that all records relating to the activities of the Custodian are maintained and are available at the office of the Adviser, 186 Lincoln Street, Suite 300, Boston, Massachusetts 02111.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Not applicable.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and State of Massachusetts, on the 8th day of December, 1999.

                                      VENUS SERIES TRUST


                                      By:  /s/ Vikas Mehrotra
                                           ------------------
                                           Vikas Mehrotra
                                           Chairman and Sole Trustee

                                POWER OF ATTORNEY



                  The person whose signature appears below hereby authorizes Harsha Murthy, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Power of Attorney has been given by the following person in the capacities and on the date indicated.



/s/ Vikas Mehrotra      Chairman and Sole Trustee               December 8, 1999
------------------
Vikas Mehrotra